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                                            UNITED STATES
                                 SECURITIES AND EXCHANGE COMMISSION
                                       WASHINGTON, D.C. 20549

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                                              FORM 8-K

                                           Current Report
                               Pursuant to Section 13 or 15(d) of the
                                   Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 25, 2006

                                 The St. Lawrence Seaway Corporation
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                         (Exact Name of Registrant as Specified in Charter)

           Indiana                             000-02040                        35-1038443
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(State or Other Jurisdiction of       (Commission File Number)     (IRS Employer Identification No.)
        Incorporation)

                                        55 South State Avenue
                                     Indianapolis, Indiana 46204
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                              (Address of Principal Executive Offices)

Registrant's telephone number, including area code             (317) 639-5292
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                                           Not Applicable
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                    (Former Name or Former Address, if Changed Since Last Report)

Check the  appropriate  box below if the Form 8-K filing is intended to  simultaneously  satisfy the filing obligation of the registrant under any of the following  provisions (see General  Instruction
A.2. below):

[ ]  Written  communications  pursuant to Rule 425 under the  Securities  Act (17 CFR 230.425)
[ ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange  Act (17 CFR  240.14a-12)
[ ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the  Exchange  Act (17 CFR
     240.14d-2(b))
[ ]  Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
     240.13e-4(c))

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ITEM 4.01.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 25,  2006,  The  St.  Lawrence  Seaway  Corporation  (the  "Company")  accepted  the
resignation  of  its  previous   independent   accountants,   Sallee  &  Company,   Inc.  ("Previous
Accountants"),  and on May 25, 2006 engaged Mahoney Sabol & Company,  LLP ("New Accountants") as the
Company's  new  principal  independent  registered  public  accounting  firm to audit its  financial statements for the fiscal year ended March 31, 2006.

         The reports of the Previous  Accountants on the Company's financial  statements for each of the  Company's  fiscal  years ended March 31, 2005 and 2004 did not contain an adverse  opinion or a disclaimer  of  opinion  and were not  qualified  or  modified  as to  uncertainty,  audit  scope or accounting principles.

         The decision to change  independent  accountants  was approved by the Board of Directors of the Company.

         During the period from April 1, 2004  through May 25,  2006,  no events  described  in Item
304(a)(1)(iv) of Regulation S-B promulgated by the Securities and Exchange  Commission occurred with respect to the Company.

         During the fiscal  years  ended March 31, 2005 and 2004,  and  through  May 25,  2006,  the
Company had no disagreement with the Previous Accountants on any matter of accounting  principles or practices,  financial statement disclosure, or auditing scope or procedure,  which disagreement,  if not  resolved to the  satisfaction  of the  Previous  Accountants,  would have  caused the  Previous
Accountants  to make  reference to the subject  matter of the  disagreement  in connection  with its report on the Company's financial statements for such fiscal periods.

         The Company  provided the Previous  Accountants  with a copy of the foregoing  disclosures.
Attached  hereto as Exhibit  16.1 is a copy of the Previous  Accountant's  letter dated June 1, 2006 stating its agreement with such statements.

         During the period from April 1, 2004 through May 25, 2006, the Company did not consult with the New Accountants  regarding (1) the application of accounting  principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered with respect to the
Company's financial statements for which advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or
(2) any matter that was either the subject of a "disagreement" or a response to Items  304(a)(1)(iv)
of Regulation S-B.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

                 The following exhibit is filed herewith:

                 Exhibit 16.1   Letter from Sallee & Company, Inc. to the Securities and Exchange
                                Commission, dated June 1, 2006.

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                                             SIGNATURES

         Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     The St. Lawrence Seaway Corporation

                                                     By: /s/ Daniel L. Nir
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                                                        Daniel L. Nir
                                                        President and Treasurer

Dated:  June 1, 2006

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